UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 1, 2001


                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)



           Maryland                    0-23911              52-2081138
 (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)


                   1631 SW Columbia Street, Portland, OR 97201
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (503) 721-6500



Item 5.        Other Events.

  On June 1, 2001, the Board of Directors of Fog Cutter Capital Group Inc. (Nasdaq: FCCG) named R. Scott Stevenson as Senior Vice President and Chief Financial Officer. Mr. Stevenson replaces Chris Tassos who resigned as Executive Vice President and Chief Financial Officer in order to pursue other interests.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         The following exhibit is filed as part of this report:

         99.1 Press Release dated June 1, 2001.


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2001

                                          FOG CUTTER CAPITAL GROUP INC.


                                         By: /s/ Lawrence A. Mendelsohn
                                              -------------------------
                                              Lawrence A. Mendelsohn
                                              President


                                          By: /s/ R. Scott Stevenson
                                              -------------------------
                                              R. Scott Stevenson
                                              Senior Vice President and
                                              Chief Financial Officer

Exhibit 99.1

For Immediate Release
---------------------

CONTACT: Fog Cutter Capital Group Inc.,(503) 721-6500; Andrew A. Wiederhorn, Chairman and CEO; Lawrence A. Mendelsohn, President; or R. Scott Stevenson, Chief Financial Officer



         FOG CUTTER CAPITAL GROUP INC. NAMES R. SCOTT STEVENSON AS CHIEF
                               FINANCIAL OFFICER

PORTLAND, Ore.-- June 1, 2001 - The Board of Directors of Fog Cutter Capital Group Inc. (Nasdaq: FCCG), an opportunistic investment group specializing in mortgage and real estate related assets, has named R. Scott Stevenson as Senior Vice President and Chief Financial Officer. Stevenson replaces Chris Tassos who resigned as Executive Vice President and Chief Financial Officer in order to pursue other interests.

Mr. Stevenson has been Senior Vice President of Fog Cutter since joining the Company in 1999. From 1997 to 1999 he was Senior Vice President-Finance for Wilshire Financial Services Group Inc.(WFSG), where he was responsible for the accounting and investor reporting functions. From 1986 to 1997 he was an officer of Girard Savings Bank, FSB holding various positions over that period, including Chief Financial Officer, Chief Operating Officer, Chief Executive Officer and Director. Girard was acquired by WFSG in 1994. From 1982 to 1986 Mr. Stevenson was a tax consultant with the international accounting firm of Touche Ross & Co. He holds a Masters Degree in accounting from Brigham Young University and is a Certified Public Accountant.


Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All of the statements contained in this release, which are not identified as historical, should be considered forward-looking. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the company which are identified as forward-looking, the company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. Such factors include but are not limited to, the real estate market, the availability of real estate assets at acceptable prices, the availability of financing, interest rates, and European markets. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements have not been audited by, examined by, or subjected to agreed-upon procedures by independent accountants, and no third party has independently verified or reviewed such statements. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the company or any other person that the forward-looking statements contained in this release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.


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